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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)

                                  May 7, 1999


                             THE NORTH FACE, INC.
                 --------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


                                   Delaware
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                (State or other jurisdiction of incorporation)


       0-28596                                           94-3204082
---------------------                           ----------------------------
(Commission File No.)                           (IRS Employer Identification
                                                Number)



                              407 Merrill Avenue
                          Carbondale, Colorado 81623
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                   (Address of Principal Executive Offices)
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                               (970) 704-2300
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             (Registrant's Telephone Number, Including Area Code)

                                      -2-
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Item 5.   Other Events
          ------------

          On May 7, 1999, The North Face, Inc. issued a press release announcing that it had filed its annual report on Form 10-K for the year ended December 31, 1998. The Company also announced that it had filed an amended annual report on Form 10-K for the year ended December 31, 1997, as well as an amended quarterly report on Form 10-Q for each of the first three quarters of 1998. The Company currently expects to file its quarterly report on Form 10-Q for the first quarter of 1999 by May 24, 1999. The Company also announced that its Transaction Agreement with Leonard Green & Partners, L.P. is in full force and effect although Leonard Green & Partners has informed the Company that they are reevaluating the transactions contemplated by the Transaction Agreement.

          (a)  Exhibits:

               99.1  Press Release dated May 7, 1999

                                   -3-
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE NORTH FACE, INC.


Dated:  May 20, 1999           By: /s/James G. Fifield
                                   ----------------------------
                                      James G. Fifield
                                      President and Chief Executive Officer
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                               INDEX TO EXHIBITS


          Exhibit No.  Description
          -----------  -----------

          99.1         Press Release dated May 7, 1999.